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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 AUGUST 31, 2000
                Date of report (Date of earliest event reported)


                       BIG BUCK BREWERY & STEAKHOUSE, INC.
               (Exact Name of Registrant as Specified in Charter)



          MICHIGAN                      0-20845              38-3196031
(State or Other Jurisdiction         (Commission            (IRS Employer
     of Incorporation)               File Number)      Identification Number)



                           550 SOUTH WISCONSIN STREET
                             GAYLORD, MICHIGAN 49734
          (Address of Principal Executive Offices, including Zip Code)



                                 (517) 731-0401
              (Registrant's Telephone Number, including Area Code)

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ITEM 5         OTHER EVENTS

        On August 31, 2000, Big Buck Brewery & Steakhouse, Inc. opened its Grapevine, Texas unit, the first to open outside the State of Michigan. Located between Bass Pro Outdoor World, a premier retailer of outdoor sports equipment, and Embassy Suites Outdoor World Hotel and Convention Center on Bass Pro Drive, the 20,500 square-foot Grapevine unit features a moderately priced, high quality menu in a North Woods setting.

        Buck & Bass, L.P. operates this unit, pursuant to a joint venture agreement between Big Buck Brewery & Steakhouse, Inc. and Bass Pro Outdoor World, L.L.C.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on September 1, 2000.

                                           BIG BUCK BREWERY & STEAKHOUSE, INC.


                                           By: /s/ Anthony P. Dombrowski
                                              --------------------------------
                                                   Anthony P. Dombrowski
                                                   Chief Financial Officer

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